THIS PROMISSORY NOTE AND ANY SECURITIES INTO WHICH THIS NOTE MAY BE CONVERTIBLE PURSUANT TO THE TERMS HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE NOR ANY SUCH SECURITIES, NOR ANY INTEREST IN ANY THEREOF MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES OR INTERESTS THEREIN MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

VU1 CORPORATION

12% CONVERTIBLE PROMISSORY NOTE

No. __ October __, 2011
$_______ New York, New York

VU1 CORPORATION, a California corporation (the "Company"), for value received, hereby promises to pay to the order of ______________ with an address at ________________ _________________________________________________________________, or registered assigns (the "Holder"), the principal amount of __________________ dollars ($________), payable in full on the Maturity Date (as hereinafter defined), unless prepayments have been made by the Company pursuant to Section 2(e) hereof, in which case the outstanding balance hereon shall be payable in full on the Maturity Date, and to pay interest on the unpaid principal balance hereof at the rate of 12% per annum (calculated on the basis of a 365-day year) on the Maturity Date (the "Interest Payment Date"), all as hereafter further provided.

1.           The Offering.

This Note is one of a series of the Company’s 12% Convertible Promissory Notes (collectively, the “Notes”) issued in connection with interim bridge loans (the "Offering") of Notes in an aggregate principal amount of up to $500,000, and warrants (the “Warrants”) to purchase shares of common stock, no par value, of the Company (“Common Stock”), representing 100% warrant coverage, at an exercise price of $0.55 per share (subject to appropriate adjustment in the event of any subsequent stock split or similar transaction).  The Company has committed to register for resale with the U.S. Securities and Exchange Commission the shares of Common Stock into which the Notes are convertible and the Warrants are exercisable in the Company’s next registration statement filed under the Securities Act of 1933, as amended, following the currently proposed public offering, subject to customary underwriter’s cutbacks.

2.           Payments.

(a)           The “Maturity Date” shall be the earlier (i) the closing of the Company’s currently contemplated public offering of Common Stock (the “Offering”) or other round of financing pursuant to which shares of Common Stock or other equity securities (or securities or instruments convertible into or exercisable or exchangeable for equity securities) are issued by the Company for aggregate consideration of not less than $5,000,000, or (ii) in any event, the date that is two years after the date hereof.

(b)           After November 30, 2011, interest on the principal amount of this Note shall accrue at a rate of fifteen percent (15%) per annum.

(c)           Interest on this Note shall accrue on the principal amount outstanding hereunder based upon the actual number of days elapsed from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid on this Note, from the date hereof, to but excluding the next Interest Payment Date, and shall be payable in arrears on each Interest Payment Date.

(d)           If any Interest Payment Date or the Maturity Date would fall on a day that is not a Business Day (as defined below), the payment due on such Interest Payment Date or Maturity Date will be made on the immediately preceding Business Day with the same force and effect as if made on the Interest Payment Date or the Maturity Date, as the case may be. “Business Day” means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of New York, New York.

(e)           The Company may, at its option, prepay all or any part of the principal of this Note, without payment of any premium or penalty.  The Holder, at its option, may elect upon written notice to the Company at any time to apply any or all of the principal or interest then outstanding under this Note to payment of the exercise price due upon exercise of any Warrant; such application of amounts outstanding hereunder shall be deemed to be a payment by the Company of such amounts.  All payments on this Note, shall be applied first to accrued interest hereon and the balance to the payment of the principal hereof.

(f)           Payments of principal and interest on this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

(g)           The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, setoff, counterclaim, rescission, recoupment or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

3.           Conversion.

(a)           At the closing of the Offering or other round of financing pursuant to which shares of Common Stock or other equity securities (or securities or instruments convertible into or exercisable or exchangeable for equity securities) are issued by the Company for aggregate consideration of not less than $5,000,000, 115% of the principal amount of this Note (hereinafter the “Conversion Value”), shall be converted into the number of shares of Common Stock or other equity securities (or securities or instruments convertible into or exercisable or exchangeable for equity securities) issued in such financing as the Conversion Value would purchase on the terms and conditions of such financing to the other investors therein (subject to a minimum price of $0.55 per share of Common Stock, before giving effect to any subsequent stock split or similar transaction).  Upon surrender of this Note, the Holder shall receive certificates representing the securities of the Company acquired by the conversion of this Note pursuant to this Section 3(a).

(b)           Notwithstanding the foregoing provisions, the Holder shall have the option to be repaid the full outstanding balance of this Note at the closing of the Offering or other equity financing.

4.           No Collateral.

The payment of this Note and the Company’s obligations hereunder are not secured by any collateral.  The Holder hereof is an unsecured creditor of the Company.

5.           Remedies Upon Default.

Upon the failure of the Company to make any payment due to the Holder hereunder, which failure shall not be cured within ten (10) Business Days following the date that such payment is due, the Holder, by notice in writing given to the Company, may declare the entire principal amount then outstanding of, and the accrued interest on, this Note to be due and payable immediately, and upon any such declaration the same shall become and be due and payable immediately, without presentment, demand, protest or other formalities of any kind, all of which are expressly waived by the Company.

6.            Subordination.

(a) As used in this Note, (i) the term "Senior Debt" means all principal, interest, fees, collection costs and other charges under or pursuant to the Company’s Original Issue Discount Convertible Debentures due June 22, 2013 in the aggregate principal amount of $4,117,750, as in effect on the date hereof (and as same may be amended, supplemented and/or restated from time to time), and (ii) the term "Senior Creditors" means the holders of Senior Debt from time to time.

(b) The Holder's rights to receive payments hereunder are expressly subject and subordinated to the prior payment of all amounts, whether for principal, interest, fees, expenses or other charges payable from time to time by the Company in respect of any and all Senior Debt; provided, however, that unless, at the time of any payment hereunder or after giving effect thereto, there shall have occurred and be continuing any “Event of Default” (or other comparable term) under the Company's agreements with the Senior Creditors such as would permit the Senior Creditors to accelerate any of the Senior Debt, the Company may pay, and the Holder shall be entitled to receive and retain, the scheduled payment of principal and/or interest under this Note.

7.           Transfer.

(a)           Any Notes issued upon the transfer of this Note shall be numbered and shall be registered in a Note Register as they are issued. The Company shall be entitled to treat the registered holder of any Note on the Note Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such Note on the part of any other person, and shall not be liable for any registration or transfer of Notes which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith.  This Note shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by the Holder’s duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer.  In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her or its authority shall be produced.  Upon any registration of transfer, the Company shall deliver a new Note or Notes to the person entitled thereto.  This Note may be exchanged, at the option of the Holder thereof, for another Note, or other Notes of different denominations, of like tenor and representing in the aggregate a like principal amount, upon surrender hereof to the Company or its duly authorized agent.

(b)           The Holder acknowledges that it has been advised by the Company that this Note has not been registered under the Act, that the Note is being or has been issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that the Company's reliance thereon is based in part upon the representations made by the original Holder in accordance with the terms of the Offering. The Holder acknowledges that such Holder has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of the Note shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer (collectively, "Transfer"), unless (i) the Transfer of the Note is registered under the Act, it being understood that the Note is not currently registered for sale and that the Company has no obligation or intention to so register the Notes, or (ii) the Transfer is exempt from registration under the Act and the Holder delivers an opinion of counsel in form and substance satisfactory to the Company and counsel for the Company that the Transfer is so exempt, and, in either case, that the Transfer is not restricted by applicable state securities laws.

8.           Miscellaneous.

(a)           Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given; (i) if to the Company, at its address at 469 Seventh Avenue, Suite 356, New York, New York 10019, Attention: Mr. Matthew DeVries, Chief Financial Officer, (ii) if to the Holder, at its address set forth on the first page hereof or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 7(a). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 7(a). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 7(a) shall be deemed given at the time of receipt thereof.

(b)           Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and in the case of loss, theft or destruction, indemnity as the Company shall, at its option, reasonably request and in form satisfactory to counsel for the Company, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

(c)           No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

(d)           This Note has been negotiated in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.

(e)           The parties irrevocably consent to the jurisdiction of the federal and state courts of the State of New York in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to or in connection with this Note, or a breach of this Note or any such document or instrument.

(f)           This Note may be amended, or any of its provisions waived (which amendment or waiver shall be binding upon all future Holders) only by written consent or consents executed by the Company and the holders of Notes representing a majority in principal amount of the Notes then outstanding; provided, however, that any waiver or amendment which reduces the amount of principal owing hereunder or the interest rate set forth herein, or which changes the date of payment of any principal hereof, the Maturity Date or any Interest Payment Date provided hereunder shall be effective only upon the written consent of the Company, the Holder and the holders of Notes representing a majority in principal amount of the Notes then outstanding.

IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered as of the day and year first above written.

VU1 CORPORATION By: _____________________________________________ Name: Title: